Exhibit 10.57

CUARTO CONVENIO MODIFICATORIO AL CONTRATO DE ARRENDAMIENTO

FOURTH AMENDMENT TO THE LEASE AGREEMENT

Celebrado entre

Entered into by and between

CIBANCO, S.A., I.B.M, COMO FIDUCIARIO DEL FIDEICOMISO E FINSA-WSC CIB/2504

(“Arrendador”/ “Lessor”)

y / and

Esterline Mexico, S. de R.L. de C.V.

(“Arrendatario” / “Lessee”)

Con fecha de 15 de mayo de 2017

Dated May 15th, 2017

Respecto de / Regarding the “El Águila II” Property

(“Propiedad Arrendada”)

(“Leased Property”)

FOURTH AMENDMENT TO LEASE AGREEMENT DATED MAY 15TH, 2017, ENTERED INTO BY AND BETWEEN CIBANCO, S.A., I.B.M, AS TRUSTEE OF TRUST E FINSA-WSC CIB/2504 (HEREINAFTER, THE “LESSOR”), REPRESENTED BY GERARDO REYNOSO CANTÚ, AND ON THE OTHER SIDE ESTERLINE MEXICO, S. DE R.L. DE C.V. (HEREINAFTER, THE “LESSEE”), REPRESENTED BY ALBERT SCOTT YOST, PURSUANT TO THE FOLLOWING REPRESENTATIONS AND CLAUSES:

CUARTO CONVENIO MODIFICATORIO CONTRATO DE ARRENDAMIENTO DE FECHA 15 DE MAYO DE 2017, QUE CELEBRAN POR UNA PARTE CIBANCO, S.A., I.B.M, COMO FIDUCIARIO DEL FIDEICOMISO E FINSA-WSC CIB/2504 (EN LO SUCESIVO EL “ARRENDADOR”), REPRESENTADO EN ESTE ACTO POR GERARDO REYNOSO CANTÚ, Y POR LA OTRA PARTE ESTERLINE MEXICO, S. DE R.L. DE C.V. (EN LO SUCESIVO EL “ARRENDATARIO”), REPRESENTADO EN ESTE ACTO POR ALBERT SCOTT YOST, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:

REPRESENTATIONS	DECLARACIONES

1. The Parties hereby recite through their legal representatives that:

1.a.On June 4, 2014, Mex-Industrial Assets, S. de R.L. de C.V as  lessor and Lessee entered into a lease agreement (the "Lease Agreement") with respect to an industrial facility with an area of 57,694 square feet, located at Avenida Águila Azteca No. 19430, Col. Baja Maq El Águila, 22101 Tijuana, Baja California (the "Leased Property").

1.b.On December 02nd, 2015, Mex-Industrial Assets, S. de R.L. de C.V as  lessor and Lessee entered into the first amendment to the lease agreement (“the “First Amendment”) which amended Section 3.3 of the Lease Agreement extending the period to the exercise of the First, Second and Third Expansion Options.

1.c.        The Lessee notified Mex-Industrial Assets, S. de R.L. de C.V thereby exercising the First and Second Expansion Options, as established in section 3.3 of the Lease Agreement.

1.d.       On June 01st, 2016, Mex-Industrial Assets, S. de R.L. de C.V as  lessor and Lessee entered into the second amendment to the lease agreement (the “Second Amendment”) which amended: (i) the Basic Lease Reference Information (ii) the Clause 1, (iii) de  Sections“2.1.a”, “5.1” and “5.2”, (iv) the Exhibit “E” and the Exhibit “A-2” and (v) were included the Exhibits“A-3”, “L”, “M” y “O”,to the Lease Agreement.

1.e.    On November 03rd, 2016, Mex-Industrial Assets, S. de R.L. de C.V as  lessor and Lessee entered into the third amendment to the lease agreement (the “Third Amendment”) which extend the Lease Term.

1.f          On January 24th, 2017, CIBANCO, S.A., I.B.M, as trustee of trust E FINSA-WSC CIB/2504 acquired the Leased Property by public deed number 18,276 before Mr. Manuel García Garza public Notary number 62 of Nuevo León state acquiring all the rights and obligations of this contract, including the Lessor quality for the Lease.

1.g         As a result of a mutual agreement the Parties wish to amend the Lease Agreement in order to extend the Lease Term.

1.h.The defined terms contained in the Lease Agreement are used in this Fourth Amendment Agreement with the same meaning attributed to them in the Lease Agreement and in its First, Second and Third Amendment, unless redefined within this Amendment Agreement.

Now therefore, in consideration of the foregoing recitals, the parties expressly agree pursuant to the following:

CLAUSES

CLAUSE I

Amendments to the Lease Agreement

First. The Parties mutually agreed to the following amendments to the Lease Agreement:

1.Declaran las Partes por conducto de su representante que:

1.a.Con fecha 4 de junio de 2014, Mex-Industrial Assets, S. de R.L. de C.V. como arrendador y el Arrendatario celebraron un contrato de arrendamiento (el "Contrato de Arrendamiento") respecto a un edificio industrial con una superficie de 57,694 pies cuadrados, ubicado en Avenida Águila Azteca No. 19430, Col. Baja Maq El Águila, 22101 Tijuana, Baja California (la "Propiedad Arrendada").

1.b.         Con fecha 02 de diciembre de 2015, Mex-Industrial Assets, S. de R.L. de C.V. como arrendador y el Arrendatario celebraron el primer convenio modificatorio al contrato de arrendamiento (el "Primer Convenio Modificatorio") donde se modificó la Sección 3.3 del Contrato de Arrendamiento ampliando el plazo para el ejercicio de la Primera, Segunda y Tercera Opciones de Expansión.

1.c.El Arrendatario le notificó a Mex-Industrial Assets, S. de R.L. de C.V. el ejercicio de la Primer y Segunda Opción de Expansión establecidas en la sección 3.3 del Contrato de Arrendamiento.

1.d.          Con fecha 01 de junio de 2016, Mex-Industrial Assets, S. de R.L. de C.V. como arrendador y el Arrendatario celebraron el segundo convenio modificatorio al contrato de arrendamiento (el "Segundo Convenio Modificatorio") donde se modificaron: (i) La información básica de referencia del al Arrendamiento (ii) la Clausula 1, (iii) las secciones “2.1.a”, “5.1” y “5.2”, (iv) el anexo “E” y el Anexo “A-2” y (v) se adicionaron los anexos “A-3”, “L”, “M” y “O” al Contrato de Arrendamiento

1.e.       Con fecha 03 de noviembre de 2016, Mex-Industrial Assets, S. de R.L. de C.V. como arrendador y el Arrendatario celebraron el tercer convenio modificatorio al contrato de arrendamiento (el "Tercer Convenio Modificatorio") donde se prorrogo la vigencia del contrato.

1.f       Con fecha 24 de enero de 2017, CIBANCO, S.A., I.B.M, como fiduciario del Fideicomiso E FINSA-WSC CIB/2504 adquirió la Propiedad Arrendada mediante escritura número 18,276 ante la fe del Lic. Manuel García Garza notario público número 62 del estado de Nuevo León adquiriendo todos los derechos y obligaciones de este contrato, adquiriendo la calidad de Arrendador.

1.g.        Que derivado de un mutuo acuerdo las partes desean modificar del Contrato de Arrendamiento con el fin de prorrogar su vigencia.

1.h.         Los términos definidos utilizados en el Contrato de Arrendamiento se utilizan en este Cuarto Convenio Modificatorio con el mismo significado a ellos atribuido en el Contrato de Arrendamiento y en su Primer, Segundo y Tercer Convenio Modificatorio, salvo que dentro de este Convenio Modificatorio se les atribuya un significado diferente.

Estando de acuerdo con las declaraciones que anteceden, las partes convienen en sujetarse a las siguientes:

CLÁUSULAS

CLAUSULA I

Modificaciones al Contrato de Arrendamiento

Primera: Las partes de común acuerdo aceptan llevar a cabo las siguientes modificaciones en el Contrato de Arrendamiento:

i. The Parties agree to amend the Basic Lease Reference Information in the Definitions of the definitions of “Lease Term”, and “Lease End Date” so that from now on they will be defined as follows:

…”Lease Term:11 years from the Lease Commencement Date.”…

…”Lease End Date: June 04th, 2025 .”…

ii. The Parties agree to hereby amend Section 3.1, of the Lease Agreement as follows:

…” 3.1 Term of the Agreement. The term of this Agreement starts from the Commencement Date and shall be for a period of 11 (eleven) years mandatory for both Parties (the “Lease Term”), counted from the Commencement Date.”…

i. Las Partes acuerdan modificar la Información Básica de Referencia al Arrendamiento en las Definiciones de “Término del Arrendamiento” y “Fecha de Terminación del Arrendamiento” para que a partir de la firma del presente sean expresadas como a continuación se indica:

…”Término del Arrendamiento: 11 años contados a partir de la Fecha de Inicio .”…

…”Fecha de Terminación del Arrendamiento: 04 de junio de 2025 .”…

ii. Las Partes acuerdan modificar la Sección 3.1 del Contrato de Arrendamiento para que a partir de la firma del presente sea expresada como a continuación se indica:

…”3.1. Término del Contrato. La vigencia del Contrato inicia a partir de la Fecha de Inicio y será por un periodo de 11 (once) años forzosos para ambas Partes (el “Termino del Arrendamiento”), contado a partir de la Fecha de Inicio.”…

Second.Additional Provisions.

The parties agree that this Fourth Amendment Agreement does not constitute novation or extinction of the obligations set Fourth in the Lease Agreement and its First, Second and Third Amendment Agreements. Except for the amendments expressly agreed herein, the Lease Agreement shall continue in full force and effect.

This Fourth Amendment Agreement hereby becomes an integral part of the Lease Agreement and, therefore, all provisions of the Lease Agreement, as appropriate, are applicable hereto.

IN WITNESS WHEREOF, the parties sign this Fourth Amendment Agreement through their respective and duly authorized representatives, on the date first above written.

Segunda. Disposiciones Adicionales.

Las partes manifiestan que el presente Cuarto Convenio Modificatorio no constituye novación o extinción de las obligaciones establecidas en el Contrato de Arrendamiento y en su Primer, Segundo y Tercer Convenios Modificatorios. Salvo por lo aquí pactado, el Arrendamiento permanece en pleno vigor y efecto.

El presente Cuarto Convenio Modificatorio pasa a formar parte integrante del Contrato de Arrendamiento, por lo que le son aplicables, en lo conducente, todas y cada una de las estipulaciones del mismo.

EN TESTIMONIO DE LO CUAL, las partes suscriben el presente Cuarto Convenio Modificatorio a través de sus representantes debidamente autorizados para tal efecto, en la fecha que se señala en el proemio del mismo.

[SIGNATURE PAGE FOLLOWS]	[HOJA DE FIRMAS EN SIGUIENTE HOJA]

“Arrendador” / “Lessor”

CIBANCO, S.A., I.B.M, COMO FIDUCIARIO DEL FIDEICOMISO E FINSA-WSC CIB/2504

_______/s/ Gerardo Reynoso Cantu_______

GERARDO REYNOSO CANTÚ

Representante Legal / Legal Representative

“Arrendatario” /“Lessee”

Esterline México, S. de R.L. de C.V.

______/s/ Robert D. George_______

ROBERT D. GEORGE

Representante Legal / Legal Representative

Testigo / Witness

________/s/ Amy Watson_______

Amy Watson

Testigo / Witness

____________________________